UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 3, 2011
GRANITE CONSTRUCTION INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12911	77-0239383
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
585 West Beach Street
Watsonville, California 95076
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (831) 724-1011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On August 3, 2011, Granite Construction Incorporated (the “Company”) issued a press release with respect to its earnings for the quarter ended June 30, 2011, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.
     The information set forth is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, nor shall the information, including the Exhibit, be deemed incorporated by reference in any filing of the Company, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits. The following exhibits are attached hereto and furnished herewith:

Exhibit
Number	Description

99.1	Press Release of the Company, dated August 3, 2011

2

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE CONSTRUCTION INCORPORATED
By:	/s/ Laurel J. Krzeminski
Laurel J. Krzeminski
Vice President and Chief Financial Officer

Date: August 3, 2011

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release of the Company, dated August 3, 2011